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                               CENTURA FUNDS, INC.

                         SUPPLEMENT DATED MARCH 16, 2001
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 30, 2000

                 FOR THE CLASS A, CLASS B AND CLASS C SHARES OF
                          CENTURA LARGE CAP EQUITY FUND
                           CENTURA MID CAP EQUITY FUND
                          CENTURA SMALL CAP EQUITY FUND
                         CENTURA GOVERNMENT INCOME FUND
                           CENTURA QUALITY INCOME FUND
                      CENTURA NORTH CAROLINA TAX-FREE FUND
                                 (EACH A "FUND")

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

At a meeting held on February 21, 2001, the Board of Directors of Centura Funds, Inc. (the "Company") approved an Assumption Agreement (the "Assumption Agreement") between the Company, Centura Bank, each Fund's current investment adviser, and Glenwood Capital Management Company ("GCM"). GCM is a newly-formed, wholly-owned subsidiary of Centura Banks, Inc. ("Centura"), the parent company of Centura Bank.

The Assumption Agreement will become effective on the later of April 30, 2001 or the date on which the Securities and Exchange Commission approves GCM's application as a registered investment adviser. Pursuant to the Assumption Agreement, GCM will assume and perform all duties and obligations of Centura Bank under the Master Investment Advisory Contract between Centura Bank and the Company dated April 26, 1994 with no change to the fee rates payable by the Funds thereunder. As a result, GCM will succeed Centura Bank as each Fund's investment adviser. This restructuring is in response to certain changes in banking laws resulting from the Gramm-Leach-Bliley Act.

In addition, Centura has entered into a definitive merger agreement with Royal Bank of Canada ("RBC"), a leading Canadian financial services organization, whereby RBC will acquire Centura through the conversion of shares of Centura into shares of RBC (the "Acquisition").

Consummation of the Acquisition is subject to a number of contingencies, including regulatory approval, shareholder approval and other closing conditions. Under the Investment Company Act of 1940, the Acquisition would result in a change in control of Centura and, therefore, constitute an assignment of each Fund's master investment advisory agreement, which would result in a termination of that agreement. Consequently, it is anticipated that Centura Bank or GCM, as the case may be, will seek approval of a new investment advisory agreement from the Board of Directors of the Company at a meeting scheduled March 28, 2001, and the shareholders of each Fund prior to the consummation of the Acquisition. The Acquisition is targeted to close by May 10, 2001.

TO THE KNOWLEDGE OF CENTURA BANK AND GCM, NO CHANGES TO THE FUNDS, INCLUDING THEIR KEY PERSONNEL AND MANAGEMENT STYLE, WILL OCCUR AS A RESULT OF THE ASSUMPTION AGREEMENT OR THE ACQUISITION. THE FUNDS WILL NOT BEAR ANY COSTS ASSOCIATED WITH, AND SHAREHOLDER ACCOUNTS WILL REMAIN UNAFFECTED BY, EITHER THE ASSUMPTION AGREEMENT OR THE ACQUISITION.